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                                                                   EXHIBIT 10.58

                        SECOND SUCCESSOR AGENCY AGREEMENT

         This AGREEMENT (the "Agreement"), dated as of July 31, 1998, among COMMERZBANK AG, NEW YORK BRANCH, a New York State licensed branch of a bank organized under the laws of Germany ("Commerzbank"), as the Agent, Collateral Agent and Tranche A Co-Agent (as each such term is defined below), TORONTO DOMINION (TEXAS), INC. (formerly known as The Toronto-Dominion Bank Trust Company), a Delaware corporation ("TD Texas"), as Prior Agent, Prior Collateral Agent and Prior Tranche A Co-Agent (as each such term is defined below), THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY (formerly known as The Bank of Tokyo Trust Company), a banking corporation organized and existing under the laws of the State of New York ("BOTM"), as Senior Tranche Agent (as such term is defined below) and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE CAPITAL"), as Tranche B Lender (as defined in the Credit Agreement referred to below) and as GP Term Lender (as defined in the Credit Agreement referred to below), CAMDEN COGEN L.P., a Delaware limited partnership (the "Borrower") of which Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership, is the sole general partner, and the Lenders (as defined below).

                                  W I T N E S S E T H:

         WHEREAS, the Borrower is a party to the Amendment and Restatement, dated as of April 1, 1993, of the Construction and Term Loan Agreement, dated as of February 4, 1992, as amended by Amendment No. 1, dated as of December 22, 1993 (as may be further amended, modified and otherwise supplemented, the "Credit Agreement") (unless otherwise defined herein, terms defined in the Credit Agreement shall have such defined meanings when used herein), with the lenders from time to time parties thereto (the "Lenders"), TD Texas, as agent for the Lenders (in such capacity, the "Prior Agent"), BOTM, as senior tranche agent (in such capacity, "Senior Tranche Agent") for the Tranche A Lenders thereunder, and GE Capital, as junior tranche agent for the Tranche B Lenders thereunder and as issuer of the Letters of Credit referred to therein;


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         WHEREAS, pursuant to Section 10.7 of the Credit Agreement, the Prior
Agent is hereby resigning and concurrently herewith being replaced by Commerzbank, as agent (in such capacity, the "Agent") for the Lenders under the Credit Agreement;

         WHEREAS, TD TEXAS, as Prior Collateral Agent (as herein defined) is hereby transferring to Collateral Agent (as herein defined) all of its right, title and interest in and to any and all Collateral, and all of the Prior Collateral Agent's interests, rights, benefits and obligations under the Collateral Security Documents;

         WHEREAS, pursuant to Section 10.7 of the Credit Agreement, TD Texas, as tranche a co-agent ("Prior Tranche A Co-Agent") is hereby resigning and concurrently herewith being replaced by Commerzbank, as tranche a co-agent (in such capacity, the "Tranche A Co-Agent"); and

         WHEREAS, pursuant to the terms hereof, (i) the Agent shall succeed to and become vested with all of the rights, powers, privileges and duties of the Prior Agent, (ii) the Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the Prior Collateral Agent, and
(iii) the Tranche A Co-Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the Prior Tranche A Co-Agent;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Assignment and Transfer. (a) As of the date of this Agreement, the Prior Agent hereby assigns, transfers, grants and conveys to the Agent, for the benefit of the Lenders, without recourse, representation or warranty, and the Agent, for the benefit of the Lenders, hereby takes and accepts, all of the Prior Agent's right, title and interest in and to any and all of the Collateral, and all of the Prior Agent's rights, benefits and obligations under the Credit Agreement and the Collateral Security Documents as of the date of this Agreement.

         (b) The Prior Agent shall, concurrently with the execution of this Agreement, deliver to the Agent all Collateral held by Prior Agent and all proceeds thereof held

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by Prior Agent. Notwithstanding anything implied to the contrary in this
Agreement, the Agent shall not succeed to, nor shall the Prior Agent be released from, any liabilities arising as a result of facts existing or acts or omissions of the Prior Agent occurring prior to the effectiveness of this Agreement.

         (c) The Prior Agent represents, warrants and covenants that it has transferred and delivered, or, concurrently with the execution of this Agreement, will transfer and deliver, to the Agent all relevant property and originals of all relevant books, records and documents relating to the Credit Agreement and all Collateral Security Documents.

         (d) The Prior Tranche A Co-Agent hereby assigns, transfers, grants and conveys to the Tranche A Co-Agent, for the benefit of the Lenders, without recourse, representation or warranty, and the Tranche A Co-Agent, for the benefit of the Lenders, hereby takes and accepts, all of the Prior Tranche A Co-Agent's right, title and interest in and to any and all of the Collateral, and all of the Prior Tranche A Co-Agent's rights, benefits and obligations under the Credit Agreement and the Collateral Security Documents as of the date of this Agreement.

         (e) The Prior Tranche A Co-Agent shall, concurrently with the execution of this Agreement, deliver to the Tranche A Co-Agent all Collateral held by the Prior Tranche A Co-Agent and all proceeds thereof held by the Prior Tranche A Co-Agent. Notwithstanding anything implied to the contrary in this Agreement, the Tranche A Co-Agent shall not succeed to, nor shall the Prior Tranche A Co-Agent be released from, any liabilities arising as a result of facts existing or acts or omissions of the Prior Tranche A Co-Agent occurring prior to the effectiveness of this Agreement.

         (f) The Prior Tranche A Co-Agent represents, warrants and covenants that it has transferred and delivered, or, concurrently with the execution of this Agreement, will transfer and deliver, to the Tranche A Co-Agent all relevant property and originals of all relevant books, records and documents relating to the Credit Agreement and all Collateral Security Documents.

         2. Assignment of Collateral Agency under Security Documents. (a) TD Texas, as Collateral Agent (as defined

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in each of the Assignment and Security Agreement and Cogen Pledge Agreements)
and, as Agent (as defined in the Security Agreement) (in such capacity, the "Prior Collateral Agent") hereby assigns, transfers, grants and conveys to Commerzbank (the "Collateral Agent"), for the benefit of the Secured Parties (as defined in each of the Assignment and Security Agreement and the Cogen Pledge Agreement), and, with respect to the Security Agreement, the parties in favor of which such assignments are made, (the Assignment and Security Agreement, the Cogen Pledge Agreement and the Security Agreement are collectively, referred to herein as the "Security Documents"), without recourse, representation or warranty, and the Collateral Agent, for the benefit of the Secured Parties, and, with respect to the Security Agreement, the parties in favor of which such assignments are made, hereby takes and accepts, all of the Prior Collateral Agent's right, title and interest in and to any and all Collateral, and all of the Prior Collateral Agent's interests, rights, benefits and obligations under the Security Documents as of the date of this Agreement. The Collateral Agent hereby succeeds to and becomes vested with all the rights, powers, privileges and duties of the Prior Collateral Agent, and except as provided in Section 2(b) hereof, the Prior Collateral Agent is hereby discharged and released from its duties and obligations under the Security Documents as of the date of this Agreement.

         (b) The Prior Collateral Agent shall, concurrently with the execution of this Agreement, deliver to the Collateral Agent all Collateral held by the Prior Collateral Agent and all proceeds thereof held by the Prior Collateral Agent. Notwithstanding anything implied to the contrary in this Agreement, the Collateral Agent shall not succeed to, nor shall the Prior Collateral Agent be released from, any liabilities arising as a result of facts existing or acts or omissions of the Prior Collateral Agent occurring prior to the effectiveness of this Agreement.

         (c) The Prior Collateral Agent represents, warrants and covenants that it has transferred and delivered, or, concurrently with the execution of this Agreement, will transfer and deliver, to the Collateral Agent all property and originals of all books, records and documents relating to the Security Documents.

         3. Resignation and Appointment. (a) Pursuant to subsection 10.7 of the Credit Agreement, TD Texas hereby resigns as Prior Agent and Commerzbank is hereby appointed


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Agent by the Required Lenders and Commerzbank hereby accepts such appointment.
The Agent hereby succeeds to and becomes vested with all the rights, powers, privileges and duties of the Prior Agent (including, without limitation, in the Prior Agent's capacity as Mortgagee, as defined in the Mortgage), and, except for the matters provided for in the last sentence of subsections 1(b) and
Section 4 hereof, the Prior Agent is hereby discharged and released from its duties and obligations under the Credit Agreement and the Collateral Security Documents as of the date of this Agreement. The provisions of Section 10 of the Credit Agreement shall continue in effect for the benefit of TD Texas in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         (b) Pursuant to subsection 10.7 of the Credit Agreement, TD Texas hereby resigns as Prior Tranche A Co-Agent and Commerzbank is hereby appointed Tranche A Co-Agent by the Required Lenders and Commerzbank hereby accepts such appointment. The Tranche A Co-Agent hereby succeeds to and becomes vested with all the rights, powers, privileges and duties of the Prior Tranche A Co-Agent, and, except for the matters provided for in the last sentence of subsection 1(e) and Section 4 hereof, the Prior Tranche A Co-Agent is hereby discharged and released from its duties and obligations under the Credit Agreement and the Collateral Security Documents as of the date of this Agreement. The provisions of Section 10 of the Credit Agreement shall continue in effect for the benefit of TD Texas in respect of any actions taken or omitted to be taken by it while it was acting as Tranche A Co-Agent.

         4. Further Assurances. (a) The Prior Agent, Prior Collateral Agent and Prior Tranche A Co-Agent shall, promptly upon the request of the Agent, Collateral Agent and Tranche A Co-Agent, as the case may be, execute, or cause to be executed, and deliver, or cause to be delivered, at the cost of the Lenders on a pro rata basis, such other and further instruments of assignment and/or transfer, financing statements and amendments or assignments of financing statements, and any other instruments or documents, and take any other actions, as may be reasonably necessary, and are consistent with the Prior Agent's, Prior Collateral Agent's and Prior Tranche A Co-Agent's duties and obligations as the Prior Agent, Prior Collateral Agent or Prior Tranche A Co-Agent, as the case may be, to transfer to, and properly vest in the Agent, the Collateral Agent or the Tranche A Co-Agent, as the case may be, for the benefit of the Lenders,

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and to perfect all liens, security interests, pledges, assignments and other hypothecations, and all rights of any mortgagee or secured party, under the Collateral Security Documents, and to otherwise effectuate the purposes of this Agreement.

         (b) The Prior Agent, Prior Collateral Agent and Prior Tranche A Co-Agent hereby agree to promptly turn over all funds, notices, communications and other documents received in such capacities after the date hereof to the Agent, Collateral Agent and Prior Tranche A Co-Agent, as the case may be.

         (c) Each of the parties to this Agreement agrees that at any time and from time to time upon the written request of any other party it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Agreement.

         5. Miscellaneous. (a) All notices and other communications provided for herein shall be delivered in the manner set forth in Section 11.2 of the Credit Agreement and to the addresses of the parties hereto set forth on the signature pages hereto (until notice of a change thereof is delivered as provided in Section 11.2 of the Credit Agreement).

         (b) This Agreement may be modified or waived only by an instrument or instruments in writing signed by each party hereto.

         (c) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         (d) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         (e) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN AND INTERPRETED IN ACCORDANCE WITH, LAWS OF THE STATE OF NEW YORK.

         (f) The Borrower hereby consents to the foregoing terms and conditions of this Agreement and authorizes the

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Agent, the Collateral Agent and the Tranche A Co-Agent to notify the parties to the Project Contracts of the replacement of the Prior Agent, Prior Collateral Agent and Prior Tranche A Co-Agent with the Agent, Collateral Agent and Tranche A Co-Agent and to direct the parties to the Project Contracts to make all payments to the Security Agent under the Security Deposit Agreement and give all notices to the Collateral Agent.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                       COMMERZBANK AG, NEW YORK
                          BRANCH, as Agent,
                          Collateral Agent and
                          Tranche A Co-Agent

                       By: /s/ ANDREW JACOBYANSKY    /s/ ANDREW KJOLLER
                          ----------------------------------------------
                          Name: Andrew Jacobyansky    Andrew Kjoller
                          Title: Vice President    Assistant Treasurer

                       COMMERZBANK AG, ATLANTA
                          AGENCY, as a Tranche A
                          Lender


                       By: /s/ ANDREW JACOBYANSKY    /s/ ANDREW KJOLLER
                          ----------------------------------------------
                          Name: Andrew Jacobyansky    Andrew Kjoller
                          Title: Vice President    Assistant Treasurer

                       THE BANK OF TOKYO-MITSUBISHI
                          TRUST COMPANY, as Senior
                          Tranche Agent and as a
                          Tranche A Lender

                       By: /s/ ROBERT F. MOYLE
                          ----------------------------------------------
                          Name:  Robert F. Moyle
                          Title: Vice President


































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                                       GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as Tranche B
                                          Lender and GP Term Lender

                                       By: /s/ MICHAEL J. TZOUGRAKIS
                                           ------------------------------
                                           Name:  Michael J. Tzougrakis
                                           Title:  Manager of Operations


                                       TORONTO DOMINION (TEXAS),
                                          INC., as Prior Agent,
                                          Prior Collateral Agent and
                                          Prior Tranche A Co-Agent

                                       By: /s/ JANO MOTT
                                           ------------------------------
                                           Name:  Jano Mott
                                           Title:  Vice President


                                       THE FUJI BANK LIMITED, as a
                                          Tranche A Lender

                                       By:   /s/ THOMAS W. BOYLAN
                                           ------------------------------------
                                           Name:  Thomas W. Boylan
                                           Title:  Vice President


                                       CREDIT LYONNAIS,
                                          NEW YORK BRANCH,
                                          as a Tranche A Lender

                                       By:  /s/ JAMES F. GUIDEN
                                           ------------------------------------
                                           Name: James F. Guiden
                                           Title: Vice President


                                       THE TORONTO-DOMINION BANK, as
                                          a prior Tranche A Lender

                                       By:  /s/ JANO MOTT
                                           ------------------------------------
                                           Name: Jano Mott
                                           Title: Vice President



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         CONSENTED TO:


         CAMDEN COGEN L.P.,
           as Borrower

         By: Cogen Technologies Camden
             GP Limited Partnership, a
             Delaware limited
             partnership, its general
             partner

             By: Cogen Technologies
                 Camden, Inc., a Texas
                 corporation, its
                 general partner

             By: /s/ RICHARD A. LYDECKER, JR.
                ----------------------------
                Name:     Richard A. Lydecker, Jr.
                Title:  Senior Vice President & Chief
                            Financial Officer